                                                                    EXHIBIT 10.5


                                FIRST AMENDMENT
                                   - to the -
                              EMPLOYMENT AGREEMENT



     THIS FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT ("First Amendment") is made and entered into as of the 1st day of January, 1998 ("Effective Date") by and between GREATE BAY HOTEL AND CASINO, INC. ("Employer") and TIMOTHY A. EBLING ("Employee").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Employer and Employee entered into that certain Employment Agreement dated as of December 1, 1995 ("the Agreement") under the terms and pursuant to the conditions set forth in the Employment Agreement, a copy of which is attached as Exhibit "A"; and,

     WHEREAS, the Agreement is scheduled to expire by its terms on November 30, 1998; and

     WHEREAS, Employer and Employee are desirous of modifying the Agreement subject to the terms and pursuant to the conditions set forth in this First Amendment in order to retain the services of Employee; and,

     WHEREAS, Paragraph 15 of the Agreement requires that the Employment Agreement "may not be amended, modified, changed or altered except by a writing signed by both Employer and Employees";

     NOW, THEREFORE, for and in consideration of the foregoing recitals, and in consideration of the mutual covenants, agreements, understandings, undertakings, representations, warranties and promises hereinafter set forth, and intending to be legally bound thereby, Employer and Employee do hereby covenant and agree as follows:

     1.  AMENDMENT TO PARAGRAPH 8(a) OF THE AGREEMENT.
         --------------------------------------------

     Paragraph 8(a) of the Employment Agreement is amended solely to change the base salary stated therein to a new Base Salary of One Hundred Ninety Thousand Dollars ($190,000.00) per annum.

     2.  AMENDMENT TO PARAGRAPH 8(B) OF THE AGREEMENT .
         --------------------------------------------
     The language of Paragraph 8(b) of the Agreement is deleted and replaced with the following:

     The Base Salary, shall be adjusted ("the Base Salary Adjustment") on each of the anniversary dates of the Effective Date of the Agreement after the date of this First Amendment in an amount equal to five (5) percent of the Base Salary for the first Base Salary Adjustment and in an amount equal to five (5) percent of the sum of the Base Salary plus prior Base Salary Adjustments for succeeding Base Salary Adjustments.

For the purpose of the this First Amendment, the parties agree that the anniversary date shall be the anniversary date of the Effective Date of this First Amendment.

     3.  AMENDMENT TO PARAGRAPH 6 OF THE AGREEMENT.
         -----------------------------------------
     The provisions of Paragraph 6 of the Agreement are modified solely to extend the Term from the stated therein to the period ending on November 30, 2000.

     4.  AMENDMENT TO PARAGRAPH 4 OF THE AGREEMENT.
         -----------------------------------------
     Paragraph 4 of the Agreement is amended solely to change the title of Employee to Executive Vice President, Chief Financial Officer, and Principal Accounting Officer.

     5.  SEVERANCE PAY; STAY BONUS.
         -------------------------

     Notwithstanding paragraph 3 above, and in the event Employer files a proceeding under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") and in the event Court approval is not obtained for a stay bonus equal to 75% of the Base Salary if Employee continues his employment for the lesser of two (2) years or until a Chapter 11 plan is approved or the Chapter 11 case is dismissed or in the event Court approval is not obtained for Severance Pay in a lump sum equal to the greater of two (2) years of Base Salary or the remaining term of the Agreement if the employment of Employee is not continued or is not continued in the same capacity after institution of a Chapter 11 proceeding, the Employee may elect to reduce the Term on notice to the Employer to the Term described in Paragraph 6 of the Agreement.

     6.  RATIFICATION OF THE AGREEMENT.  Except as otherwise modified by this
         -----------------------------
First Amendment, Employer and Employee hereby ratify and affirm the terms and conditions of the Agreement.

     IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND THEREBY, the parties hereto have executed and delivered this First Amendment as of the year and date first above written:
ATTEST:                             GREATE BAY HOTEL AND CASINO, INC.

/s/ Frederick H. Kraus              By:  /s/ Richard D. Knight
-------------------------           ---------------------------------
Frederick H. Kraus                  Richard D. Knight
Secretary                           President



WITNESS:                            EMPLOYEE

/s/ Wendy A. Ferrara                /s/ Timothy Ebling
------------------------            --------------------------------
                                    TIMOTHY EBLING

                                SECOND AMENDMENT
                                   - to the -
                              EMPLOYMENT AGREEMENT


     THIS SECOND AMENDMENT TO THE EMPLOYMENT AGREEMENT ("Second Amendment") is made and entered into as of the 11th day of March, 1998 ("Effective Date") by and between GREATE BAY HOTEL AND CASINO, INC. ("Employer") and TIMOTHY A. EBLING ("Employee").

                              W I T NE S S E T H:
                              ------------------

     WHEREAS, Employer and Employee entered into that certain Employment Agreement dated as of December 1, 1995 ("the Agreement") under the terms and pursuant to the conditions set forth in the Employment Agreement, a copy of which is attached as Exhibit "A", and entered into that First Amendment to Employment Agreement as of January 1, 1998, a copy of which is attached as Exhibit "B" (the "First Amendment" and together with the Agreement, the "Amended Agreement"); and,

     WHEREAS, Employer and Employee are desirous of modifying the Amended Agreement to conform to the modification of the Amended Agreement by the Order of Judge Wizmur of the United States Bankruptcy Court for the District of New Jersey dated March 11, 1998; and,

     WHEREAS, Paragraph 15 of the Agreement requires that the Employment Agreement "may not be amended, modified, changed or altered except by a writing signed by both Employer and Employee";

     NOW, THEREFORE, for and in consideration of the foregoing recitals, and in consideration of the mutual covenants, agreement, understandings, undertakings, representations, warranties and promises hereinafter set forth, and intending to be legally bound thereby, Employer and Employee do hereby covenant and agree as follows:

     1.  AMENDMENT TO PARAGRAPH 8(b) OF THE AGREEMENT.
         --------------------------------------------
     The language of Paragraph 8(b) of the Agreement and Paragraph 1 of the First Amendment, except for the last sentence, are deleted and replaced with the following:

     The Base Salary, shall be adjusted ("the Base Salary Adjustment") on each of the anniversary dates of the Effective Date of this Agreement (each "an Adjustment Date"). The Base Salary Adjustment shall be the product of the Base Salary times the difference between the CPI Comparison period and the CPI Base Period. For the purpose of this paragraph, the Base Salary shall include any previous Base Salary Adjustments, the CPI shall be the Consumer Price Index for all Urban Consumers for Phila., Pa. All Items (1982-1984=100) issued by the United States Department of Labor, Bureau of Labor Statistics or any successor agency ("the Bureau"), the CPI Base Period shall be the CPI most recently published by the Bureau as of December 31, 1997 for the first Adjustment Date and the CPI Comparison Period used for the preceding Adjustment date for succeeding Adjustment Dates, and the CPI Comparison Period shall be the most recently published CPI by the Bureau as of December 31, just prior to the Adjustment Date. Nothing in this paragraph shall permit any increase of the Base Salary at an Adjustment Date to exceed five (5) percent or a decrease in Base Salary at an Adjustment Date except that the Board of Directors may authorize an increase in the Base Salary up to five percent of the Base Salary effective on any Adjustment Date. In the event that the Bureau ceases to use the 1982-1984 average of 100 as the basis of calculation of the CPI or ceases to publish the CPI, or a substantial change is made in the "market basket" of items used in determining the CPI, the Employer shall in good faith substitute another index or comparable statistic to measure the change in the cost of living in the Philadelphia metropolitan area.

     2.  AMENDMENT TO PARAGRAPH 8(D) OF THE AGREEMENT.
         --------------------------------------------

     In the case of a termination without Cause, which does not entitle Employee to Severance Pay under the Severance Pay Policy approved by Order of Judge Wizmur dated January 26, 1998, Paragraph 8(d) of the Agreement is modified solely to limit the periodic payments described therein to the lesser of the remaining Term of the Amended Agreement or two (2) years.

     3.  RATIFICATION OF THE AGREEMENT.  Except as otherwise modified by this
         -----------------------------
Second Amendment, Employer and Employee hereby ratify and affirm the terms and conditions of the Amended Agreement.

     IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND THEREBY, the parties hereto have executed and delivered this First Amendment as of the year and date first above written.
ATTEST:                             GREATE BAY HOTEL AND CASINO, INC.

/s/ Frederick H. Kraus              By:  /s/ Richard D. Knight
-------------------------           ---------------------------------
Frederick H. Kraus                  Richard D. Knight
Secretary                           President



WITNESS:                            EMPLOYEE:

/s/ Signe Huff                      /s/ Timothy Ebling
---------------                     --------------------------------
                                    TIMOTHY A. EBLING